                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                               OCTOBER 14, 1996
                               ----------------
                (Date of Report-Date of Earliest Event Reported)



                             LIBERTE INVESTORS INC.
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

           DELAWARE                    1-6802                  75-1328153
-----------------------------        ------------         -------------------
(State or Other Jurisidiction        (Commission            (IRS Employee
      of Incorporation)              File Number)         Identification No.)


              600 NORTH PEARL STREET, SUITE 420, DALLAS, TX  75201
              ----------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (214)720-8950
                                 -------------
              (Registrant's Telephone Number, Including Area Code)


                               LIBERTE INVESTORS
                               -----------------
         (Former Name or Former Address, if Changed Since Last Report)


                            EXHIBIT INDEX ON PAGE 4.
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (a) On October 14, 1996, the Board of Directors of Liberte Investors Inc. (the "Company") approved the dismissal of the Company's independent accountants, Ernst & Young LLP ("E&Y").

     No report of E&Y on the Company's financial statements for either of the past two fiscal years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years and through the date of dismissal of E&Y, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreements in its reports. During the Company's two most recent fiscal years and through the date of dismissal in 1996, E&Y did not advise the Company that any of the following circumstances existed:
(1) that the internal controls necessary of the Company to develop reliable financial statements do not exist; (2) that information had come to their attention that made them no longer able to rely on management's representations, or that made them unwilling to be associated with the financial statements prepared by management; (3) that they needed to expand significantly the scope of their audit of the Company; or (4) that information had come to their attention that materially affected, or if investigated further may have materially affected, the fairness or reliability of a previously issued audit report or financial statements or the fairness of financial statements issued or to be issued for fiscal periods following the last audit report.

     The Company provided E&Y with a copy of the disclosures made in this Report and requested E&Y to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether E&Y agrees with the statement made in this report and, if not, state the respects in which E&Y does not agree. A copy of E&Y's response is attached to this Report as
Exhibit 16.1.

     (b) On October 14, 1996, the Board of Directors of the Company approved the selection of KPMG Peat Marwick LLP ("KPMG") as the Company's independent accountants for the fiscal year ending June 30, 1997. During the Company's prior two fiscal years ending June 30, 1996 and June 30, 1995 and the interim period preceding the selection, the Company did not consult KPMG on any matters.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                                  EXHIBITS

    NO.                 DESCRIPTION
    ---                 -----------

   16.1 Letter dated November 15, 1996 from Ernst & Young LLP regarding Company's change in independent accountants.


                        (SIGNATURE ON THE NEXT PAGE)

                                   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 19, 1996

                                         LIBERTE INVESTORS INC.


                                         By:     /s/ Melinda G. Heika
                                             ---------------------------------
                                         Named:  Melinda G. Heika
                                         Title:  Principal Accounting Officer

                                 EXHIBIT INDEX

     NO.                             DESCRIPTION
     ---                             -----------

     16.1 Letter dated November 15, 1996 from Ernst & Young LLP regarding the Company's change in independent accountants.